LOCK-UP AGREEMENT

                                  By and among

                                 ENSURAPET, INC.

                                       And

                               SAMIR FINANCIAL LLC




                            Dated as of April 9, 2008




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                LOCK-UP AGREEMENT
                BETWEEN
                ENSURAPET, INC,
                AND
                SAMIR FINANCIAL, LLC


                  THIS AGREEMENT, dated as of April 9, 2008 (the "Agreement"), is by and among ENSURAPET, INC.,(the "Company"), a Nevada corporation and Samir Financial, an Illinois LLC ("SAMIR"), pursuant to the Third Amended and Restated Promissory Note, dated April 15, 2008, attached hereto, and incorporated herein by reference.

                                    RECITALS

                  WHEREAS, the Company, has entered into a Third Amended and Restated Promissory Note (NOTE), effective April 9, 2008

                  WHEREAS, pursuant to the Third Amended and Restated Promissory Note, dated April 9 2008, the Company will deliver 3 million restricted shares of ENSURAPET, INC. (EPTI), par value $.01 per share, of the Company (the "Shares"), pursuant to the terms and conditions contained herein.

                  WHEREAS, the parties hereto desire to restrict the sale, assignment, transfer, encumbrance or other disposition of the Shares and obligations in respect thereof as hereinafter provided by having SAMIR execute a lock up agreement with new certificates issued bearing the restricted legend.

                  NOW THEREFORE, in consideration of the premises and of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                      Section 1. Prohibition on Transfers.

                  (a) Prohibition on Transfers during Restricted Period. Except as set forth in Section 2, neither SAMIR, or any shareholder of the 3 million shares referenced herein shall, at any time from April 9, 2008 until April 15, 2009 (the "Restricted Period"), directly or indirectly, sell, pledge, hypothecate, or otherwise dispose of the shares which are the subject of this agreement.

                  (b) Obligations of Transferees. Except for Transfers described in the last sentence of this paragraph, no Transfer by a Stockholder (including a permitted Transfer pursuant to clause (a), or (b) of Section 2), shall be effective unless the Transferee shall have executed and delivered to the Company an appropriate document in form and substance reasonably satisfactory to the Company confirming that the Transferee takes such Shares subject to all the terms and conditions of this Agreement to the same extent as its transferor was bound by such provisions (including without limitation that the Transferred Shares bear legends substantially in the forms required by Section 4(a) of this Agreement).


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                  Section  2.  Permitted  Transfers.   A)  The  restrictions  on
Transfers set forth in Section 1(a) of this Agreement shall not apply to a Transfer by SAMIR to a legal representative of SAMIR, in the event SAMIR becomes mentally incompetent or following the death of SAMIR in which event such Transferred Shares shall be deemed to be Beneficially Owned by SAMIR following such Transfer for purposes of clause (a) above; or in connection with any merger, consolidation or other business combination of the Company; and B) SAMIR may transfer or sell shares at will to private parties so long as the shares are not offered for sale or are recorded in any public securities market. In the event shares are sold subject to this provision, SAMIR will pass the terms of the Lock Up to the purchasing party.


                  Section 3. In order to induce Ensurapet to enter into a Third Amended and Restated Promissory Note the undersigned agrees during the restricted period not to (a)offer, sell or contract to sell, or otherwise dispose of, directly or indirectly (including short sales, sales against the box and/or other hedging or derivative transactions (b) deposit any stock in DTC/CEDCO.

                  Section 4. Other Restrictions.

                  (a)  Legends.   SAMIR  hereby  agrees  that  each  outstanding
certificate representing Shares presently held and issued during the Restricted Period shall bear legends reading substantially as follows:

                    (i) The securities represented by this certificate are subject to the terms and conditions set forth in a Lock-up Agreement, dated as of April 9, 2008, copies of which may be obtained from the issuer or from the holder of this security. No transfer of such securities will be made on the books of the issuer unless accompanied by evidence of compliance with the terms of such agreement.



                  (b) The restrictions referred to in Section 4(a)(i) shall cease and terminate at the end of the Restricted Period. Whenever such restrictions shall cease and terminate as to any Shares, the Stockholder holding such shares shall be entitled to receive from the Company, in exchange for such legend certificates, without expense (other than applicable transfer taxes, if any, if such unlegend Shares are being delivered and transferred to any Person other than the registered holder thereof), new certificates for a like number of Shares not bearing the relevant legend(s) set forth in Section 4(a). The Company may request from any Stockholder a certificate or an opinion of such Stockholder's counsel with respect to any relevant matters in connection with the removal of the legend set forth in Section 4(a)(i) from such Stockholder's stock certificates, any such certificate or opinion of counsel to be reasonably satisfactory to the Company.


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                  (c) Copy of Agreement. A copy of this Agreement shall be filed with the corporate secretary of the Company and shall be kept with the records of the Company and shall be made available for inspection by any stockholder of the Company.

                  (d) Recordation. The Company shall not record upon its books any Transfer to any Person except Transfers in accordance with this Agreement.

                  Section 5. No Other Rights. SAMIR understand and agree that the Company is under no obligation to register the sale, transfer or other disposition of the Shares by such Stockholder or on such Stockholder's behalf under the Securities Act or to take any other action necessary in order to make compliance with an exemption from such registration available, other than pursuant to the Investment Banking Agreement.

                  Section 6. Effectiveness; Term. This Agreement shall become effective simultaneously with the consummation of the Third Amended and Restated Promissory Note

                  Section 7. Notices. All notices, statements, instructions or other documents required to be given hereunder shall be in writing and shall be given either personally or by mailing the same in a sealed envelope, first-class mail, postage prepaid and either certified or registered, return receipt requested, or by telecopy, and shall be addressed to the Company at its principal offices and to one or more SAMIR at the respective addresses furnished to the Company by such SAMIR.


                  Section 8. Recapitalizations and Exchanges Affecting Shares. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Shares, to any and all shares of capital stock or equity securities of the Company which may be issued by reason of any stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification or otherwise.


                  Section 9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the California as applied to contracts to be performed in California.


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                  Section 10.  Jurisdiction;  The parties  hereby consent to the jurisdiction of the United States District Court for the Central District of California and any of the courts of the state of California in any dispute arising under this Agreement and agree further that service of process or notice in any such action, suit or proceeding shall be effective if in writing and delivered in person or sent as provided in Section 8 hereof.

ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR ACTION ARISING OUT OF THIS AGREEMENT OR IN CONNECTION HEREWITH IS HEREBY WAIVED.


                  Section 14. Amendment. This Agreement may not be amended or supplemented except by an instrument in writing signed by Ensurapet and the Investment Banking fir


                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

  Samir Financial LLC




 By: __________________________________                 Date: April 9 2008
  Name:     Mohammad Mirza, President



 Ensurapet, Inc


By: ___________________________________                 Date: April 9 2008
            Russell Smith, President


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